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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 15, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
             Delaware                                333-115122                                30-0183252
             --------                                ----------                                ----------
   (STATE OR OTHER JURISDICTION                      (COMMISSION                            (I.R.S. EMPLOYER
         OF INCORPORATION)                          FILE NUMBER)                           IDENTIFICATION NO.)



        383 Madison Avenue
        New York, New York                                                                        10l79
        ------------------                                                                        -----
       (ADDRESS OF PRINCIPAL                                                                   (ZIP CODE)
        EXECUTIVE OFFICES)
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Registrants telephone number, including area code, is (212) 272-2000









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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2004 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and U.S. Bank National Association, as trustee.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.


                                                     By /s/ Baron Silverstein
                                                        ---------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Vice President


Dated: December 15, 2004


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                                  EXHIBIT INDEX


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                                     Item 601 (a) of                  Sequentially
           Exhibit                   Regulation S-K                     Numbered
           Number                      Exhibit No.                    Description                     Page
           ------                      -----------                    -----------                     ----
              1                             4               Pooling and Servicing Agreement             5
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                                    EXHIBIT 1